SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |_|
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[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted by
[X] Definitive Additional Materials         Rule 14a 6(e)(2))
[ ] Soliciting Material Pursuant
    to Section 240.14a-11(c) or
    Section 240.14a-12

                           ICN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          Iridian Asset Management LLC
                                      and
                         Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)
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


The following is the full text of the three letters sent by Edward A. Burkhardt, General Ronald R. Fogleman and Steven J. Lee, respectively, to Iridian Asset Management LLC ("Iridian") and Franklin Mutual Advisers, LLC ("FMA") referred to in the press release issued May 21, 2002 by Iridian and FMA.

                               Edward A. Burkhardt

                                573 Earlston Road
                              Kenilworth, IL 60043

                                 April 30, 2002


David L. Cohen
Principal
Iridian Asset Management LLC
276 Post Road West
Westport CT 06880-4704

Timothy Rankin
Assistant Portfolio Manager
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078


Dear David and Tim,

         I've read Iridian and FMA's proxy statement with great interest and considered the issues you've raised in the proxy statement and in our conversations. I've also taken the opportunity to refresh my recollection of the issues raised in the proxy contest last year which resulted in my election to the ICN board.

         I want you to know that, consistent with my views regarding the issues raised in the proxy contest last year which resulted in my election to the ICN board, I fully support your efforts to add three more highly-qualified shareholder-nominated directors, Rich Koppes, Rob O'Leary and Randy Thurman, to the ICN board. I look forward to serving with them.

         I also want to assure you that, as a shareholder of ICN, I intend to vote all of my shares of ICN for the election of each of them. I'll be sending in my executed proxy.


                                                 Sincerely,


                                                 /s/  Edward A. Burkhardt
                                                 --------------------------
                                                 Edward A. Burkhardt
cc:      Richard H. Koppes
         Randy Thurman
         Robert O'Leary

                           General Ronald R. Fogleman

                                406 Snowcap Lane
                                Durango, CO 81303

                                 April 30, 2002


David L. Cohen
Principal
Iridian Asset Management LLC
276 Post Road West
Westport CT 06880-4704

Timothy Rankin
Assistant Portfolio Manager
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078


Dear David and Tim,

         I've read Iridian and FMA's proxy statement with great interest and considered the issues you've raised in the proxy statement and in our conversations. I've also taken the opportunity to refresh my recollection of the issues raised in the proxy contest last year which resulted in my election to the ICN board.

         I want you to know that, consistent with my views regarding the issues raised in the proxy contest last year which resulted in my election to the ICN board, I fully support your efforts to add three highly-qualified shareholder-nominated directors, Rich Koppes, Rob O'Leary and Randy Thurman, to the ICN board. I look forward to serving with them if they are elected.

                                                 Sincerely,


                                                 /s/  Ronald R. Fogleman
                                                 --------------------------
                                                 Ronald R. Fogleman
cc:      Richard H. Koppes
         Randy Thurman
         Robert O'Leary

                                  Steven J. Lee

                                  112 Farm Road
                               Sherborn, MA 01770

                                 April 30, 2002

David L. Cohen
Principal
Iridian Asset Management LLC
276 Post Road West
Westport CT 06880-4704

Timothy Rankin
Assistant Portfolio Manager
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078


Dear David and Tim,

         I've read Iridian and FMA's proxy statement with great interest and considered the issues you've raised in the proxy statement and in our conversations. I've also taken the opportunity to refresh my recollection of the issues raised in the proxy contest last year which resulted in my election to the ICN board.

         I want you to know that, consistent with my views regarding the issues raised in the proxy contest last year which resulted in my election to the ICN board, I fully support your efforts to add three more highly-qualified shareholder-nominated directors, Rich Koppes, Rob O'Leary and Randy Thurman, to the ICN board. I look forward to serving with them.

         I also want to assure you that, as a shareholder of ICN, I intend to vote all of my shares of ICN for the election of each of them. I'll be sending in my executed proxy.


                                                 Sincerely,


                                                 /s/  Steven J. Lee
                                                 --------------------------
                                                      Steven J. Lee
cc:      Richard H. Koppes
         Randy Thurman
         Robert O'Leary